UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2025

NewAmsterdam Pharma Company N.V.

(Exact name of Registrant as Specified in Its Charter)

The Netherlands	001-41562	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Goomieer 2-35
Naarden
The Netherlands		1411 DC
(Address of Principal Executive Offices)		(Zip Code)
+31 (0) 35 206 2971
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase ordinary shares	NAMSW	The Nasdaq Stock Market LLC

☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

On August 18, 2025, NewAmsterdam Pharma Company N.V. (the “Company”) issued a press release announcing that the European Medicines Agency (the “EMA”) has validated the Marketing Authorization Application (the “MAA”) for obicetrapib 10 mg monotherapy and 10 mg obicetrapib plus 10 mg ezetimibe fixed-dose combination for patients with primary hypercholesterolemia, both heterozygous familial and non-familial or mixed dyslipidemia. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01 Other Events.

On August 18, 2025, the Company announced that the EMA has validated the MAA referred to above. The validation allows for substantive review by the EMA of the Company’s BROADWAY, BROOKLYN and TANDEM Phase 3 clinical trials.

The MAA was submitted by the Company’s partner, A. Menarini International Licensing S.A., who is responsible for communications with regulatory authorities in Europe and for the commercialization and local development of obicetrapib in Europe and other collaborative activities pursuant to an exclusive license agreement with NewAmsterdam Pharma B.V., a subsidiary of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 18, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

Date:	August 18, 2025	By:	/s/ Michael Davidson
		Name:	Michael Davidson, M.D.
		Title:	Chief Executive Officer